Phoenix Real Estate Securities Fund,

a series of Phoenix Opportunities Trust

Supplement dated August 17, 2007 to the

Alternative Funds Prospectus dated June 27, 2007

Important Notice to Investors

Phoenix Real Estate Securities Fund

The portfolio managers for the Phoenix Real Estate Securities Fund are Geoffrey P. Dybas and Frank J. Haggerty, Jr. Accordingly, the disclosure under the heading “Portfolio Management” on page 28 of the prospectus is hereby replaced with the following:

Geoffrey P. Dybas, CFA, serves as Senior Portfolio Manager (since May 2007; previously Portfolio Manager since 1998) and Frank J. Haggerty, Jr., CFA, serves as Portfolio Manager (since August 2007). As such, they are primarily responsible for the day-to-day management of the fund.

Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President and Senior Portfolio Manager. He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; and separate institutional accounts.

Mr. Haggerty is a Portfolio Manager for Duff & Phelps and has served as a senior REIT analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Investors should retain this supplement with the Prospectus for future reference.

PXP 4849/RESF-PMChange (8/07)

Phoenix Real Estate Securities Fund,

a series of Phoenix Opportunities Trust

Supplement dated August 17, 2007 to the

Statement of Additional Information (“SAI”) dated June 27, 2007

Important Notice to Investors

Phoenix Real Estate Securities Fund

The portfolio managers for the Phoenix Real Estate Securities Fund are Geoffrey P. Dybas and Frank J. Haggerty, Jr. Accordingly, all references to Michael Schatt as a portfolio manager of the fund are hereby removed from the SAI and the SAI is hereby supplemented with the following disclosure regarding Mr. Haggarty. Similar disclosure for Mr. Dybas appearing in the SAI remains unchanged.

Under the caption “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest” on page 43 of the SAI, the following disclosure is added to the table:

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Frank J. Haggerty, Jr.(1)	2/$3.3 billion	1/$41.8 million	9/$299.5 million

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.
(1)	As of July 31, 2007.

Under the caption “Ownership of Fund Securities by Portfolio Managers” on page 44 of the SAI, the following disclosure is added to the table:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Frank J. Haggerty, Jr.(2)	Real Estate Securities Fund—None

(2)	As of August 17, 2007.

Investors should retain this supplement with the

Statement of Additional Information for future reference.

PXP 2069B/RESF-PMChange (8/07)